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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 1, 2004


                                LINK ENERGY LLC
             (Exact name of registrant as specified in its charter)


          DELAWARE                    000-50195               76-0424520
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


2000 WEST SAM HOUSTON PARKWAY SOUTH, SUITE 400, HOUSTON,
                         TEXAS                                    77042
       (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (713) 993-5200

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Earlier today, Link Energy LLC (the "Company") issued a press release announcing it had concluded the sale of its entire crude oil marketing, pipeline and trucking transportation business to Plains All American Pipeline, L.P. A copy of the press release is attached hereto as Exhibit 99.1.

         The above information is being furnished under Item 5 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is furnished herewith:

         99.1  Link Energy LLC press release dated April 1, 2004.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 1, 2004


                                      By: /s/ THOMAS M. MATTHEWS
                                          -------------------------------------
                                          Thomas M. Matthews
                                          Chairman of the Board and
                                          Chief Executive Officer

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                                 EXHIBIT INDEX

EXHIBIT NUMBER    EXHIBIT DESCRIPTION

         99.1     Link Energy LLC press release dated April 1, 2004.